                                                                      Exhibit 24
                                                                      ----------


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.

                                       Roger G. Ackerman


                                       /s/ Roger G. Ackerman
                                       -----------------------------------------
                                       Roger G. Ackerman

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       Betty C. Alewine


                                       /s/ Betty C. Alewine
                                       -----------------------------------------
                                       Betty C. Alewine

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       James R. Barker


                                       /s/ James R. Barker
                                       -----------------------------------------
                                       James R. Barker

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       Marc C. Breslawsky


                                       /s/ Marc C. Breslawsky
                                       -----------------------------------------
                                       Marc C. Breslawsky

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       James L. Broadhead


                                       /s/ James L. Broadhead
                                       -----------------------------------------
                                       James L. Broadhead

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       William F. Craig


                                       /s/ William F. Craig
                                       -----------------------------------------
                                       William F. Craig

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       Gerald Grinstein


                                       /s/ Gerald Grinstein
                                       -----------------------------------------
                                       Gerald Grinstein

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       Ronald M. Gross


                                       /s/ Ronald M. Gross
                                       -----------------------------------------
                                       Ronald M. Gross

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them severally (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Pittston Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 with respect to The Pittston Company 1988 Stock Option Plan, including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Registration Statement on Form S-8 or any amendments or post-effective amendments thereto; and the undersigned does hereby ratify and confirm that all said attorneys shall do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of May, 2000.


                                       Carl S. Sloane


                                       /s/ Carl S. Sloane
                                       -----------------------------------------
                                       Carl S. Sloane